M&I Auto Loan Trust 2001-1
Monthly Servicing Report

Distribution Date                   November 20, 2002                                               Closing Date:    August 30, 2001
Collection Period Begin Date:         October 1, 2002                                 Previous Distribution Date:   October 21, 2002
Collection Period End Date:          October 31, 2002                       Previous Collection Period End Date:  September 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics                                Cutoff Balance    Coupon     Accrual       Legal Final        CUSIP
                                                                                           Calendar         Maturity
------------------------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes                                            $82,000,000.00   3.510%   Actual/360     August 20, 2002   55255PAA8

ii   Class A-2 Notes                                            $90,000,000.00   3.890%     30/360     November 20, 2004   55255PAB6

iii  Class A-3 Notes                                           $112,000,000.00   4.490%     30/360        April 20, 2006   55255PAC4

iv   Class A-4 Notes                                            $52,590,000.00   4.970%     30/360        March 20, 2007   55255PAD2

v    Class B Notes                                              $10,410,000.00   5.880%     30/360        June 20, 2008    55255PAEO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                               Balance as of              % of Original Balance    Unpaid Interest   Unpaid Interest
                                       10/21/2002         11/20/2002     10/21/2002   11/20/2002      10/21/2002        11/20/2002
------------------------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes                          $0.00              $0.00       0.00%        0.00%            -                -

ii   Class A-2 Notes                  $8,317,447.23              $0.00       9.24%        0.00%            -                -

iii  Class A-3 Notes                $112,000,000.00    $109,848,981.44     100.00%       98.08%            -                -

iv   Class A-4 Notes                 $52,590,000.00     $52,590,000.00     100.00%      100.00%            -                -

v    Class B Notes                   $10,410,000.00     $10,410,000.00     100.00%      100.00%            -                -
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Page 2
M&I Auto Loan Trust 2001-1
Monthly Servicing Report

Distribution Date                 November 20, 2002                             Closing Date:            August 30, 2001
Collection Period Begin Date:       October 1, 2002               Previous Distribution Date:           October 21, 2002
Collection Period End Date:        October 31, 2002      Previous Collection Period End Date:         September 30, 2002

--------------------------------------------------------------------------------
C. Reserve Account
--------------------------------------------------------------------------------

I.   Initial Reserve Deposit                      $1,735,000.00
ii   Beginning of Period Reserve Balance          $2,602,500.00
iii  Specified Reserve Account Percent                     1.00% of Current Pool Balance
iv   Specified  Reserve Account Floor             $2,602,500.00
v    Specified Reserve Account Balance            $2,602,500.00
vi   Reserve Account Release                               0.00
vii  Reserve Account Draws                                $0.00
viii Reserve Account Deposits                             $0.00
ix   End of Period Reserve Balance               $2,602,500.00
x    Outstanding Simple Interest Advances            $58,047.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
D. Servicing
--------------------------------------------------------------------------------

I    Servicing Fee Percentage                              0.50%
ii   Beginning of Period Servicing Shortfall               0.00
iii  End of Period Servicing Shortfall                     0.00
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 3
Monthly Servicing Report


Distribution Date                  November 20, 2002                                   Closing Date:                 August 30, 2001
Collection Period Begin Date:        October 1, 2002                     Previous Distribution Date:                October 21, 2002
Collection Period End Date:         October 31, 2002            Previous Collection Period End Date:              September 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics       Initial Balance                        Balance as of                       % of Original as of
                                      8/22/2001                   9/30/2002           10/31/2002        9/30/2002        10/31/2002
------------------------------------------------------------------------------------------------------------------------------------
I  Principal Balance               $347,000,000.07          $183,317,447.23      $172,848,981.44            52.83%            49.81%
ii Number of Contracts                      25,198                   17,296               16,702            68.64%            66.28%
iii Weighted Average Coupon (WAC)             9.01%                    9.00%                9.00%
iv Weighted Average Original Term            59.70                    59.80                59.84
v  Weighted Average Remaining Term           51.23                    39.38                38.48
vi Weighted Average Seasoning                 8.47                    20.42                21.36
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 4
Monthly Servicing Report


Distribution Date                  November 20, 2002                                   Closing Date:                 August 30, 2001
Collection Period Begin Date:        October 1, 2002                     Previous Distribution Date:                October 21, 2002
Collection Period End Date:         October 31, 2002            Previous Collection Period End Date:              September 30, 2002

------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance                   # of Contracts         % of # of Contracts             Principal Balance
                                        9/30/2002    10/31/2002  9/30/2002     10/31/2002      9/30/2002      10/31/2002
------------------------------------------------------------------------------------------------------------------------
I   30-59 Days Delinquent                 82            73            0.47%          0.44%    990,570.45      898,488.46
ii  60-89 Days Delinquent                 18            25            0.10%          0.15%    236,867.60      268,551.08
iii 90-119 Days Delinquent                12             9            0.07%          0.05%    134,657.10      135,224.99
iv  120+ Days Delinquent                   8             5            0.05%          0.03%     83,188.37       34,492.00
v   Repo in Inventory (Charged-Off)        5             8            0.03%          0.05%     57,913.70      105,239.93
vi  Repo in Inventory (Not Charged-Off)    6             5            0.03%          0.03%     73,222.75       68,853.57
vii Gross Charge-Offs in Period           16            20            0.09%          0.12%     73,288.16      143,801.66
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
F.1 Portfolio Performance                       % of Principal Balance
                                               9/30/2002      10/31/2002
-------------------------------------------------------------------------
I   30-59 Days Delinquent                           0.54%           0.52%
ii  60-89 Days Delinquent                           0.13%           0.16%
iii 90-119 Days Delinquent                          0.07%           0.08%
iv  120+ Days Delinquent                            0.05%           0.02%
v   Repo in Inventory (Charged-Off)                 0.03%           0.06%
vi  Repo in Inventory (Not Charged-Off)             0.04%           0.04%
vii Gross Charge-Offs in Period                     0.04%           0.08%
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
F.2 Ratios                              Ratio
                         8/31/2002     9/30/2002     10/31/2002  3 Month Average
--------------------------------------------------------------------------------
I  Net Loss Ratio          0.34%         0.17%          0.70%        0.40%
ii Delinquency Ratio       0.22%         0.25%          0.25%        0.24%

--------------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                        Dollar Amount                         % of Original Balance
                                         9/30/2002         10/31/2002            9/30/2002          10/31/2002
--------------------------------------------------------------------------------------------------------------
I   Gross Charge-Offs in Period         $73,288.16        $143,801.66                0.021%              0.041%
ii  Cumulative Gross Charge-Offs     $1,112,792.16      $1,256,593.82                0.321%              0.362%
iii Net Losses in Period                $26,609.84        $103,572.74                0.008%              0.030%
iv  Cumulative Net Losses              $807,093.88        $910,666.62                0.233%              0.262%
--------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 5
Monthly Servicing Report

Distribution Date              November 20, 2002                          Closing Date:         August 30, 2001
Collection Period Begin Date:    October 1, 2002            Previous Distribution Date:        October 21, 2002
Collection Period End Date:     October 31, 2002   Previous Collection Period End Date:      September 30, 2002

--------------------------------------------------------------------------------
H. Pool Collections
--------------------------------------------------------------------------------

I.    Borrower Interest Collections                              1,369,845.70
ii    Borrower  Principal  Collections                          10,295,418.62
iii   Net Liquidation Proceeds                                      29,245.51
iv    Recoveries                                                    40,228.92
v.    Simple Interest Advance                                       58,047.45
vi.   Repurchase Amounts (Interest)                                        -
vii.  Repurchase Amounts (Principal)                                       -
viii. Total  Interest Collections                                1,427,893.15
ix.   Total Principal Collections                              $10,364,893.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I. Pool Balance Reconciliation
--------------------------------------------------------------------------------
I.    Beginning Pool Balance                                   183,317,447.23
ii    Pool Balance Reductions from Principal Collections        10,324,664.13
iii   Gross Charge-Offs in Period                                  143,801.66
iv    Ending Pool  Balance                                     172,848,981.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Total Available
--------------------------------------------------------------------------------
I.    Total Pool Collections                                   $11,792,786.20
ii    Reinvestment Income from Reserve Account                           0.00
        Reserve Account Balance                  $2,602,500.00
        Specified Reserve Account Amount         $2,602,500.00
                                                 -------------
iii   Reserve Account Release                                              -
iv    Reserve Account Draw                                               0.00
v     Collected Funds                                          $11,792,786.20
--------------------------------------------------------------------------------

M&I Auto Loan  Trust 2001-1                                               Page 3
Monthly Servicing Report


Distribution Date                  November 20, 2002                                   Closing Date:                 August 30, 2001
Collection Period Begin Date:        October 1, 2002                     Previous Distribution Date:                October 21, 2002
Collection Period End Date:         October 31, 2002            Previous Collection Period End Date:              September 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall                                                Calculation Steps      Amount Due  Amount Available for     Amount Paid
                                                                                                    Distribution
------------------------------------------------------------------------------------------------------------------------------------
I    Reimbursement of Outstanding Simple Interest Advances              $0.00      $64,189.26         11,792,786.20       64,189.26

       Servicing Fee                                                76,382.27
       Previous Servicing Fee Shortfall                                  0.00
                                                                   ==========
ii   Total Servicing Fee                                           $76,382.27      $76,382.27         11,728,596.94       76,382.27
iii  Class A Notes Interest Distribution                                           663,839.31         11,652,214.67      663,839.31

       Class A Notes Balance                                  $172,907,447.23
       Pool Balance                                           $172,848,981.44
                                                              ===============
iv   Priority Principal Distribution                               $58,465.79       58,465.79         10,988,375.36       58,465.79
v    Class B Notes Interest Distribution                                $0.00       51,009.00         10,929,909.57       51,009.00
vi   Reserve Fund Deposit                                               $0.00           $0.00         10,878,900.57               -
         a) Previous Class A-1 Notes                                    $0.00           $0.00                     -               -
         b) Previous Note Balance - Pool Balance               $10,468,465.79           $0.00                     -               -
     X.) MAX of a) and b)                                      $10,468,465.79           $0.00                     -               -
     Y.) Priority Principal Distribution Amount                    $58,465.79           $0.00                     -               -
                                                               ==============
vii  Regular Principal Distribution                            $10,410,000.00   10,410,000.00         10,878,900.57   10,410,000.00
viii Release to Seller                                                             468,900.57            468,900.57      468,900.57
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report

Distribution Date:            November 20, 2002   Closing Date:                         August 30, 2001
Collection Period Begin Date: October 1, 2002     Previous Distribution Date:           October 21, 2002
Collection Period End Date:   October 31, 2002    Previous Collection Period End Date:  September 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest    Coupon  Number of Days  Current Interest Previous Interest  Accrued      Total Bond    Total Bond      Interest
   Distributions            in Pay Period                      Shortfall       Interest on  Interest Due  Interest Paid    Shortfall
                                                                                Interest
------------------------------------------------------------------------------------------------------------------------------------
 Total Class A Notes                         $663,839.31          0.00             0.00       663,839.31      663,839.31      0.00
 Class A-1 Notes     3.510%       30               $0.00          0.00             0.00             0.00            -         0.00
 Class A-2 Notes     3.890%       30          $26,962.39          0.00             0.00        26,962.39       26,962.39      0.00
 Class A-3 Notes     4.490%       30         $419,066.67          0.00             0.00       419,066.67      419,066.67      0.00
 Class A-4 Notes     4.970%       30         $217,810.25          0.00             0.00       217,810.25      217,810.25      0.00
 Class B Notes       5.880%       30          $51,009.00          0.00             0.00        51,009.00       51,009.00      0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
M. Bond Principal Distributions
--------------------------------------------------------
 Priority Principal Distribution               58,465.79
 Regular Principal Distribution            10,410,000.00
                                           =============
 Total Principal Distribution              10,468,465.79
                                                       0
 Class A-1 Notes Principal Distribution             0.00
 Class A-2 Notes Principal Distribution     8,317,447.23
 Class A-3 Notes Principal Distribution     2,151,018.56
 Class A-4 Notes Principal Distribution             0.00
 Class B Notes Principal Distribution               0.00
--------------------------------------------------------

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes



DISTRIBUTION DATE:  November 20, 2002
MONTHLY PERIOD:     October, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Current Monthly Distribution

1. Notes

          (A) The aggregate amount of the distribution with respect to:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes          8,344,409.62
                                           Class A-3 Notes          2,570,085.23
                                           Class A-4 Notes            217,810.25
                                             Class B Notes             51,009.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:



                                           Class A-1 Notes                     -
                                           Class A-2 Notes             26,962.39
                                           Class A-3 Notes            419,066.67
                                           Class A-4 Notes            217,810.25
                                             Class B Notes             51,009.00

          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes          8,317,447.23
                                           Class A-3 Notes          2,151,018.56
                                           Class A-4 Notes                     -
                                             Class B Notes                     -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes



DISTRIBUTION DATE:   November 20, 2002
MONTHLY PERIOD:      October, 2002

          (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes           92.71566244
                                           Class A-3 Notes           22.94718955
                                           Class A-4 Notes            4.14166667
                                             Class B Notes            4.90000000


          (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes            0.29958211
                                           Class A-3 Notes            3.74166670
                                           Class A-4 Notes            4.14166667
                                             Class B Notes            4.90000000


          (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes           92.41608033
                                           Class A-3 Notes           19.20552286
                                           Class A-4 Notes                     -
                                             Class B Notes                     -



B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

          (A)  The Pool Balance at the close of business
               on the last day of the Monthly Period:             172,848,981.44

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE:   November 20, 2002
MONTHLY PERIOD:      October, 2002

          (B)  The aggregate outstanding principal
               amount of each Class of Notes after
               giving effect to payments allocated to
               principal as set forth in paragraph A.1
               (C) above with respect to:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes                     -
                                           Class A-3 Notes        109,848,981.44
                                           Class A-4 Notes         52,590,000.00
                                             Class B Notes         10,410,000.00


          (C)  The Note Pool Factor for each Class of
               Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes                     -
                                           Class A-3 Notes            0.98079448
                                           Class A-4 Notes            1.00000000
                                             Class B Notes            1.00000000


          (D)  The amount of aggregate Realized Losses
               for the preceding Monthly Period:

                                                                      103,572.74


          (E)  The aggregate Purchase Amount for all
               Receivables that were repurchased in the
               Monthly Period:
                                                                               -


2. Servicing Fee

               The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                       76,382.27

3. Payment Shortfalls

          (A)  The amount of the Noteholders' Interest
               Carryover Shortfall after giving effect
               to the payments set forth in paragraph
               A.1 (B) above with respect to:




                                           Class A-1 Notes                     -
                                           Class A-2 Notes                     -
                                           Class A-3 Notes                     -
                                           Class A-4 Notes                     -
                                             Class B Notes                     -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE:  November 20, 2002
MONTHLY PERIOD:     October, 2002

          (B)  The amount of the Noteholders' Interest
               Carryover Shortfall set forth in paragraph
               3(A) above per $1,000 interest with respect to:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes                     -
                                           Class A-3 Notes                     -
                                           Class A-4 Notes                     -
                                             Class B Notes                     -


4


          (A)  The aggregate amount of collections by the
               Servicer during the preceding Monthly
               Period:
                                                                   11,792,786.20

          (B)  The aggregate amount which was received
               by the Trust from the Servicer during the
               Monthly Period:
                                                                   11,716,403.93

          (C)   The number of Receivables that are delinquent for:

                                                30-59 days                    73
                                                60-89 days                    25
                                           90 or more days                    14
                            Repossessed Autos in Inventory                    13